                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Autobytel Inc. (the "Company") on
                                                                -------
Form 10-Q for the period ending June 30, 2002 (the "Report"), I, Jeffrey A.
                                                    ------
Schwartz, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Jeffrey A. Schwartz
-------------------------------
Jeffrey A. Schwartz
Chief Executive Officer
August 13, 2002